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                                                                      EXHIBIT 99
FORWARD-LOOKING INFORMATION

I.   PEOPLES ENERGY TOTAL RETURN

     -    Earnings Growth + Dividend Yield = Attractive Investment Opportunity


II.  RETURN COMPARISON

     -    Long-Term Growth Rate
          -    Peoples Energy                          7%
          -    Peer Group                              6%
          -    Gas Utilities                           5.9%
          -    Electric Utilities                      5.6%

     -    Dividend Yield
          -    Peoples Energy                          6.3%
          -    Peer Group                              5.6%
          -    Gas Utilities                           5.4%
          -    Electric Utilities                      4.9%

     -    Total Return
          -    Peoples Energy                          13.3%
          -    Peer Group                              11.6%
          -    Gas Utilities                           11.3%
          -    Electric Utilities                      10.5%


III. THREE PART STRATEGY

     -    Enhance the Utilities
     -    Grow Diversified Businesses
     -    Pursue Strategic Alliances or Acquisitions
     -    Goals
          -    Shareholder Value
          -    Earnings Growth
          -    Dividend Increases


IV.  FISCAL 1999 RESULTS

     -    EPS                                          $2.61
     -    Gas distribution ROE                            13%
     -    Earnings from diversified                        8%
     -    Dividend payout                                 75%


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V.   EARNINGS TARGETS

     -    Fiscal 2000
          -    Total EPS Range   $2.65 to $2.75
          -    Diversified Businesses 12% to 16% of total earnings
          -    Actual weather through March 31, normal thereafter

     -    Fiscal 2001
          -    Total EPS Range  $2.85 to $2.95
          -    Diversified Businesses 18% to 22% of total earnings

     -    Fiscal 2002
          -    Total EPS Range $3.05 to $3.15
          -    Diversified Businesses 23% to 27% of total earnings


VI.  BUSINESS SEGMENTS

     -    Gas  distribution
     -    Retail energy  services
     -    Power  generation
     -    Midstream services
     -    Oil and gas production
     -    Other

VII.  GAS DISTRIBUTION

      -    EBIT
           -    1999   $155 million
           -    2000   $175 to $185 million
           -    2001   $180 to $190 million
      -    Exceed ROE targets
      -    Cost reductions/efficiency gains
      -    Customer satisfaction

VIII. GAS DISTRIBUTION-WEATHER

      -    Five-year insurance policy - pays out at 8% warmer than normal
      -    FYTD negative impact = 891 degree days (16%)
      -    FYTD earnings impact net of insurance $.33 per share

IX.   GAS DISTRIBUTION-TECHNOLOGY

      -    C-First and SureRead
           -    Bad debt improvement
           -    Marketing enhancements
           -    Operating efficiencies
           -    Customer satisfaction


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X.    GAS DISTRIBUTION-NEW CONSTRUCTION GROWTH

      -    Peoples Gas New Housing Units
           -    1996  1,833
           -    1997  2,478
           -    1998  3,761
           -    1999  3,944

      -    North Shore Gas New Housing Units
           -    1996  3,221
           -    1997  2,794
           -    1998  2,610
           -    1999  2,475


XI.   GAS DISTRIBUTION-FUTURE OPPORTUNITIES

      -    Microturbines
      -    Fuel cells
      -    New products and services


XII.  RETAIL ENERGY SERVICES

      -    EBIT
           -    1999   -$3.6 million
           -    2000   -$2.0 to -$3.0 million
           -    2001    $0.0 to $1.0 million
      -    Continued growth in gas margins
      -    Significant market share of eligible electric customers
      -    Utilize cost-efficient infrastructure


XIII. POWER GENERATION

      -    EBIT
           -    1999    $6.9 million
           -    2000    $10 to $15 million
           -    2001    $15 to $20 million
      -    Dominion partnership (Elwood)
           -    600 MW (1999)
           -    600 MW (2001)
      -    Enron venture (800MW)
           -    400 MW (2001)
           -    400 MW (2002)


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XIV. POWER GENERATION - PEOPLES ENERGY OWNERSHIP

     -    In service 1999
          -    New  300 MW
          -    Cumulative 300 MW

     -    In service 2001
          -    New  300-500 MW
          -    Cumulative 600-800 MW

     -    In service 2002
          -    New  200-400 MW
          -    Cumulative 1000-1200 MW

XV.  MIDSTREAM SERVICES

     -    EBIT
          -    1999    $9 million
          -    2000    $9 to $11 million
          -    2001    $10 to $12 million
     -    Hub services
     -    Gas peaking
     -    Wholesale marketing
     -    10% Annual Growth Rate


XVI. MIDSTREAM SERVICES - MIDWEST ENERGY HUB

     -    Schematic not included

     -    Pipelines currently connecting to Mahomet Pipeline:
          -    NICOR
          -    PGL LP
          -    NGPL
          -    PERC NGL Peaking
          -    ANR
          -    Midwestern
          -    Northern Border
          -    Trunkline

     -    Planned connections:
          -    Wisconsin Pipeline Proposal
          -    Vector
          -    Alliance



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XVII. MIDSTREAM SERVICES

      -    Midwest Energy Hub (Peoples Energy and Enron)
           -    Hub Services
           -    Utility Services
           -    Peaking Services
           -    Hub Enhancements
           -    Asset Acquisition
           -    New Product Development


XVIII. MIDSTREAM SERVICES-WHITECAP ENERGY SYSTEM

       -    Map of main pipeline route and laterals
       -    Supports growing power demand
       -    Most efficient and environmentally preferred fuel source
       -    FERC filing summer 2000
       -    In service FY 2002


XIX.   OIL AND GAS PRODUCTION

       -    EBIT/Section 29 tax credits
            -    1999
                 -    Section 29 tax credits  $0
                 -    EBIT  $2.2 million

            -    2000
                 -    Section 29 tax credits   $2.5 to $3.5 million
                 -    EBIT   $5 to $8 million

            -    2001
                 -    Section 29 tax credits   $4 to $5 million
                 -    EBIT   $7 to $10 million

       -    91.5 Bcfe of proved reserves as of 12/31/99
       -    Objective: owner of 350-400 Bcfe of U.S. gas reserves



XX.    OIL AND GAS PRODUCTION - WORKING INTEREST LOCATIONS

       -    Map of working locations (Arkoma, San Juan, Southeast Texas,
            Louisiana)
       -    96% natural gas
       -    75% of 5-year production hedged



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XXI.   FINANCIAL TARGETS

       -    1999
            -    PEC earnings per share                      $2.61
            -    Growth rate                                 16%
            -    Earnings from diversified                   8%
            -    Gas distribution ROE                        13%

       -    2000
            -    PEC earnings per share                      $2.65 to $2.75
            -    Growth rate                                 4%
            -    Earnings from diversified                   12% to 16%
            -    Gas distribution ROE                        13%

       -    2001
            -    PEC earnings per share                      $2.85 to $2.95
            -    Growth rate                                 7%
            -    Earnings from diversified                   18% to 22%
            -    Gas distribution ROE                        13%

       -    2002
            -    PEC earnings per share                      $3.05 to $3.15
            -    Growth rate                                 7%
            -    Earnings from diversified                   23% to 27%
            -    Gas distribution ROE                        13%

XXII.  GAS DISTRIBUTION - CAPITAL SPENDING

       -    1997 - $ 86 million
       -    1998 - $105 million
       -    1999 - $125 million
       -    2000 - $125 million
       -    2001 - $110 million


XXIII. CASH SHORTFALL (MILLIONS)

       -    1999
            -    Cash from Operations                        $176
            -    Dividends                                     68
            -    Capital Commitments
                 -    Gas Distribution                        125
                 -    Diversified                             103
                                                            ------
            -    Cash Shortfall                             ($120)

            -    Balance Sheet                               $120
            -    Off Balance Sheet                             -

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      -    2000

           -    Cash from Operations                        $190
           -    Dividends                                     70
           -    Capital Commitments
                -    Gas Distribution                        125
                -    Diversified                             215
                                                            -------
           -    Cash Shortfall                             ($220)

                -    Balance Sheet                          $140
                -    Off Balance Sheet                       $80

      -    2001
           -    Cash from Operations                        $200
           -    Dividends                                     72
           -    Capital Commitments
                -    Gas Distribution                        110
                -    Diversified                             198
                                                            -------
           -    Cash Shortfall                             ($180)

                -    Balance Sheet                          $  -
                -    Off Balance Sheet                      $180


XXIV. CAPITAL STRUCTURE

      Fiscal year end

      -    1999
           -    Long-Term Debt                          40%
           -    Common Stockholders' Equity             60%

      -    2000
           -    Long-Term Debt                          40%
           -    Common Stockholders' Equity             60%

      -    2001
           -    Long-Term Debt                          45%
           -    Common Stockholders' Equity             55%

      -    Moody's Investors Service
           -    Utilities         Aa2
           -    PEC               A2

      -    Standard & Poor's Corp.
           -    Utilities         AA-
           -    PEC               A+


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XXV.  LOW COST FINANCING

      -    Average Cost of Long-Term Debt
           -    PEC   5.4%
           -    Peers 7.1%

      -    Interest Coverage Ratios
           -    PEC   4.7x
           -    Peers 3.7x

XXVI. RISK MANAGEMENT

      -    Objectives
           -    Reliable revenue stream
           -    Reduced volatility

      -    Initiatives
           -    Business focus
           -    Investment policy
           -    Contract terms
           -     Hedging program

XXVII.   PEOPLES ENERGY - ATTRACTIVE INVESTMENT OPPORTUNITY

      -    Above average future growth
      -    High dividend yield
      -    Low cost debt
      -    Diversified growth
      -    5-year weather insurance
      -    Segment reporting